ACQUISITIONS	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
ACQUISITIONS
NOTE 8. ACQUISITIONS
Crisp Results
On April 1, 2021, the Company completed a transaction to purchase the assets of Crisp Marketing, LLC (“Crisp Results” or “Crisp”). Crisp Results is a digital performance advertising company that connects consumers with brands within the insurance sector, with primary focus on the Medicare insurance industry. Crisp Results is known for providing predictable, reliable, flexible and scalable customer acquisition solutions, supporting large brands with a process that combines data, design, technology and innovation.
The Company paid consideration of $40.0 million upon closing of the transaction, consisting of $20.0 million cash and 1.6 million Class A Common Stock valued at $20.0 million. The transaction also includes up to $10.0 million in contingent consideration to be earned over the 12 months following the acquisition, subject to the achievement of certain milestones, and a $5.0 million deferred payment, to be paid 18 months after the acquisition date.
During the measurement period (which is the period required to obtain all necessary information that existed at the acquisition date, or to conclude that such information is unavailable, not to exceed one year), additional assets or liabilities may be recognized, or there could be changes to the amounts of assets or liabilities previously recognized on a preliminary basis, if new information is obtained about facts and circumstances that existed as of the acquisition date that, if known, would have resulted in the recognition of these assets or liabilities as of that date.
Determining the fair value of assets acquired and liabilities assumed requires management's judgment and involves the use of significant estimates, including projections of future cash inflows and outflows, discount rates, asset lives and market multiples. As the result of the completed valuation of the assets acquired (including intangibles) and liabilities assumed, as well as the contingent consideration liabilities, as of the acquisition dates, the following adjustments were recorded related to further analysis of the forecast (for example, items that occurring in the pre-acquisition period that should have been factored into the forecast as of the acquisition date) and refinements to the significant assumptions in the valuation models used to value the intangibles and contingent consideration liabilities. As a result, we have made adjustment to the initial and subsequent fair value of our intangible asset, goodwill, contingent consideration and working capital. The impact of these adjustments are as follows (in thousands):
Crisp Results	Original Acquisition Date Fair Value	Revised Acquisition Date Fair Value	Fair Value Mark- to-Market changes	Fair Value as of December 31, 2021
Goodwill	$17,370	$21,894	$ —	$21,894
Intangible Assets:
Technology	$ —	$ —	$ —	$ —
Customer relationships	$26,000	$19,600	$ —	$19,600
Brand	$ 5,100	$ 7,400	$ —	$ 7,400
Non-competition agreements	$ —	$ —	$ —	$ —
Contingent Consideration	$ 4,763	$ 5,186	$2,184	$ 7,370
Working Capital	$ 1,018	$ 1,018	$ —	$ 1,018
As of April 1, 2021, the acquisition date, the fair value of the contingent consideration earnout was recorded at $4.8 million, and the deferred consideration was $4.6 million. Subsequently, after the acquisition date, the initial fair value of the contingent consideration was revised to $5.2 million. As of December 31, 2021, the revised contingent consideration earnout value increased $2.2 million to a total of $7.4 million, and the present value of the deferred consideration increased $0.2 million to a total of $4.8 million. The contingent consideration and deferred payment can be paid in cash or DMS Class A Common Stock at the election of the Company.
In conjunction with this acquisition, we incurred approximately $0.8 million of legal and other acquisition-related expenses, which were recorded as Acquisition costs in the consolidated operations during the year ended December 31, 2021. Additionally, we incurred $0.2 million of equity issuance costs, offsetting the $20.0 million 1.6 million share issuance in the equity for Crisp Results.
The Company primarily used an Income Approach, specifically a Discounted Cash Flow (“DCF”) analysis, which represents Level 3 fair value measurements, to assess the components of its purchase price allocation. The acquisition was accounted for as a business combination, whereby the excess of the fair value of the business over the fair value of identifiable net assets was allocated to goodwill. The results of operations of the acquired business have been included in the Company’s results of operations since the acquisition date of April 1, 2021. Under Accounting Standards Codification 805 (“ASC 805”), an acquirer must recognize any assets acquired and liabilities assumed at the acquisition date, measured at fair value as of that date. Assets meeting the identification criteria included tangible assets, such as real and personal property, and intangible assets. Identified intangible assets included the brand and customer relationships of the acquired business. Fair value of Crisp Results brand was determined using the Relief from Royalty Method, and the fair value of customer relationships was determined using the Multi Period Excess Earnings Method.
The goodwill related to this transaction reflects the workforce and synergies expected from combining the operations of Crisp Results and is included in the Marketplace reportable segment. Goodwill is expected to be deductible for tax purposes. Intangible assets primarily consist of brand and customer relationships with an estimated useful life of seven years for brand and six years for customer relationships.
Aimtell, PushPros and Aramis
On February 1, 2021, the Company acquired Aimtell, Inc. (“Aimtell”), PushPros, Inc. (“PushPros”) and Aramis Interactive (“Aramis”). Aimtell and PushPros are leading providers of technology-enabled digital performance advertising solutions that connect consumers and advertisers within the home, auto, health and life insurance verticals. Aramis is a network of owned-and-operated websites that leverages the Aimtell and PushPros technologies and relationships.
The company paid consideration of $20.0 million upon closing of the transaction, consisting of $5.0 million in cash and approximately 1.29 million shares of Class A Common Stock valued at $15.0 million. The transaction also includes up to $15.0 million in contingent consideration to be earned over the three years following the acquisition, subject to the achievement of certain milestones. The contingent consideration can be paid in cash or Class A Common Stock at the election of the Company.
Determining the fair value of assets acquired and liabilities assumed requires management's judgment and involves the use of significant estimates, including projections of future cash inflows and outflows, discount rates, asset lives and market multiples. As the result of the completed valuation of the assets acquired (including intangibles) and liabilities assumed, as well as the contingent consideration liabilities, as of the acquisition dates, the following adjustments were recorded related to further analysis of the forecast (for example, items that occurring in the pre-acquisition period that should have been factored into the forecast as of the acquisition date) and refinements to the significant assumptions in the valuation models used to value the intangibles and contingent consideration liabilities. As a result, we have made adjustment to the initial and subsequent fair value of our intangible asset, goodwill, contingent consideration and working capital. The impact of these adjustments are as follows (in thousands):
Aimtell, PushPros, and Aramis	Original Acquisition Date Fair Value	Revised Acquisition Date Fair Value	Fair Value Mark- to-Market changes	Fair Value as of December 31, 2021
Goodwill	$ 4,853	$9,761	$ —	$9,761
Intangible Assets:
Technology	$10,500	$3,900	$ —	$3,900
Customer relationships	$ 7,920	$7,690	$ —	$7,690
Brand	$ 226	$ 208	$ —	$ 208
Non-competition agreements	$ 117	$ 83	$ —	$ 83

Contingent Consideration	$ 4,925	$2,147	$(1,078)	$1,069

Working Capital	$ 1,404	$ 944	$ —	$ 944
As of February 1, 2021, the acquisition date, the fair value of the contingent consideration earnout was recorded at $4.9 million. Subsequently, after the acquisition date, the initial fair value of the contingent consideration earnout was revised to $2.1 million. As of December 31, 2021, the contingent consideration earnout fair value decreased $1.0 million to a total of $1.1 million. The contingent consideration can be paid in cash or DMS Class A Common Stock at the election of the Company.
In conjunction with this acquisition, we incurred approximately $0.6 million of legal and other acquisition-related expenses, which were recorded as Acquisition costs in the audited consolidated statements of operations during the year ended December 31, 2021.
The Company primarily used an Income Approach, specifically a Discounted Cash Flow (“DCF”) analysis, which represents Level 3 fair value measurements, to assess the components of its purchase price allocation. The acquisition was accounted for as a business combination, whereby the excess of the fair value of the business over the fair value of identifiable net assets was allocated to goodwill. The results of operations of the acquired businesses have been included in the Company’s results of operations since the acquisition date of February 1, 2021. Under Accounting Standards Codification 805 (ASC 805), an acquirer must recognize any assets acquired and liabilities assumed at the acquisition date, measured at fair value as of that date. Assets meeting the identification criteria included tangible assets, such as real and personal property, and intangible assets. Identified intangible assets included the brand, technology and customer relationships of the acquired business. Fair value of Aimtell, PushPros technology was determined using the Multi Period Excess Earnings Method; fair value of Aramis customer relationships was determined using the Multi Period Excess Earnings Method; and fair value of Aimtell, PushPros cusotmer relationships was determined using the excess earnings method with distributor inputs..
The goodwill related to this transaction reflects the workforce and synergies expected from combining the operations of Aimtell, Aramis and PushPros and is included in the Brand Direct reportable segment. Goodwill is expected to be deductible for Aramis and PushPros for tax purposes. Intangible assets primarily consist of technology and customer relationships with an estimated useful life of four years for technology, and four to six years for customer relationships. Accounting remains open for working capital adjustments and final fair value calculations due to the timing and complexity of the acquisition transaction.
SmarterChaos and She is Media
On July 16, 2020, the Company acquired SmarterChaos.com, LLC, a premier digital marketing and online performance management marketer, along with She Is Media, a female-centric performance ad network (collectively, “SmarterChaos”), for cash and equity of DMSH totaling approximately $5.8 million, net of cash, which was subject to a working capital adjustment that was finalized December 31, 2020.
DMSH issued the SmarterChaos sellers approximately 307,000 DMSH Units, which were convertible to Class A Common Stock, with an aggregate total value of $3.0 million based on the Company’s Class A Common Stock price on July 15, 2020. The SmarterChaos sellers also became parties to the Amended Partnership Agreement.
In conjunction with this acquisition, during the third quarter of 2020, we incurred approximately $0.4 million of legal and other acquisition-related expenses, which were recorded as Acquisition costs in the audited consolidated statements of operations.
On June 30, 2021, SmarterChaos sellers elected to redeem 154,000 DMSH units. We elected to exchange those for shares of Class A Common Stock, with an aggregate capital contribution to DMSH of approximately $3.0 million.
The Company primarily used an Income Approach, specifically a Discounted Cash Flow (“DCF”) analysis, which represents Level 3 fair value measurements, to assess the components of its purchase price allocation. The acquisition was accounted for as a business combination, whereby the excess of the fair value of the business over the fair value of identifiable net assets was allocated to goodwill. The results of operations of the acquired businesses have been included in the Company’s results of operations since the acquisition date of July 16, 2020. Under Accounting Standards Codification 805 (ASC 805), an acquirer must recognize any assets acquired and liabilities assumed at the acquisition date, measured at fair value as of that date. Assets meeting the identification criteria included tangible assets, such as real and personal property, and intangible assets. Identified intangible assets included the brand and customer relationships of the acquired business. The fair value of the brand was determined by applying an Income Approach, specifically the Relief from Royalty Method. The fair value of the acquired customer relationships was determined by applying an Income Approach, specifically the Multi Period Excess Earnings Method.
The goodwill related to this transaction reflects the workforce and synergies expected from combining the operations of SmarterChaos and is included in the Other reportable segment. Goodwill is expected to be deductible for tax purposes. Intangible assets primarily consist of brand and customer relationships with an estimated useful life of one to seven years for brand, and five to six years for customer relationships. The Company has finalized all working capital adjustments and fair value calculations for SmarterChaos and She is Media.
Net assets and liabilities acquired from the 2020 and 2021 acquisitions consist of the following (in thousands):
	Expected Usefull Life	SmarterChaos	Aimtell, PushPros and Aramis	Crisp Results
		2020	2021	2021
Goodwill		$ 3,078	$ 9,761	$21,894
Technology	4	—	3,900	—
Customer relationships	4 to 6	2,500	7,690	19,600
Accounts receivable		576	3,100	2,610
Brand	1 to 7	277	208	7,400
Non-competitive agreements	3	—	83	—
Property and equipment	3 to 5	28	250	220
Accounts payable		(1,156)	(2,887)	(1,593)
Other assets acquired and liabilities assumed, net(1)		496	740	1
Net assets and liabilities acquired		$ 5,799	$22,845	$50,132

(1)
Other assets acquired and liabilities assumed, net includes Prepaids and other current assets, partially offset by other current liabilities (i.e., Travel and expense payables, payroll liabilities, tax liabilities).

The weighted average amortization period for Aimtell, PushPros and Aramis acquisition technology is 4 years, customer relationships is 4.1 years, brand is 2.1 years and non-compete agreements is 3 years. The weighted average amortization period for Crisp Results acquisition customer relationships is 6 years, and brand is 7 years. In total, the weighted average amortization period for Aimtell, PushPros and Aramis is 4 years and Crisp Results is 5.6 years.
The following schedule represents the amounts of net revenue and net loss from operations related to 2021 acquisitions which have been included in the audited consolidated statements of operations for the periods indicated subsequent to the acquisition date (in thousands):
	Year Ended December 31, 2021
	Aimtell, PushPros and Aramis	Crisp Results
Net revenue	$21,083	$25,637
Net loss from operations	(4,661)	(1,042)
Pro Forma Information
The following audited pro forma financial information represents the consolidated financial information as if the acquisitions had been included in our consolidated results beginning on the first day of the fiscal year prior to their respective acquisition dates. The pro forma results do not reflect any cost savings, operating synergies or revenue enhancements that the combined company may achieve as a result of the acquisitions; the costs to combine the companies’ operations; or the costs necessary to achieve these costs savings, operating synergies and revenue enhancements. The pro forma results do not necessarily reflect the actual results of operations of the combined companies under our ownership and operation.
	Years Ended December 31, 2021
(In thousands)	Aimtell, PushPros and Aramis	Crisp Results
Net revenue	$23,093	$34,035
Net (loss) income from operations	$(4,436)	$ 257
	Years Ended December 31, 2020
(In thousands)	Aimtell, PushPros and Aramis	Crisp Results
Net revenue	$26,330	$29,811
Net income from operations	$ 5,085	$ 5,853